                                                                   EXHIBIT 99.18
                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]



                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

               _______________________________________________

              FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-2
               _______________________________________________

               Monthly Period:                 08/01/96 to
                                               08/31/96
               Distribution Date:              09/10/96
               Transfer Date:                  09/09/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                    Class A                          4.51576722
                                    Class B                          4.63660055
                                    CIA Inv. Amt.                    5.17632271
                                                             -------------------
                                    Total (weighted avg.)            4.58760873

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal
          amount                    Class A                          4.51576722
                                    Class B                          4.63660055
                                    CIA Inv. Amt.                    5.17632271
                                                             -------------------
                                    Total (weighted avg.)            4.58760873
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1996-2
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                    Class A                          0.00000000
                                    Class B                          0.00000000
                                    CIA Inv. Amt.                    0.00000000
                                                             -------------------
                                    Total                            0.00000000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Allocation of Principal Receivables.
          ------------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                     Class A                      62,283,206.28
                                     Class B                       5,640,152.33
                                     CIA Inv. Amt.                 7,128,629.78
                                                             -------------------
                                     Total                        75,051,988.39
                                                             ===================

     2.   Allocation of Finance Charge Receivables.
          -----------------------------------------

          (a)  The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                                     Class A                       8,715,122.94
                                     Class B                         788,718.63
                                     CIA Inv. Amt.                   997,881.58
                                                             -------------------
                                     Total                        10,501,723.15
                                                             ===================

          (b)  Principal Funding Investment Proceeds (to Class A)            N/A
          (c)  Withdrawals from Reserve Account (to Class A)                 N/A
                                                             -------------------
                Class A Available Funds                            8,715,122.94
                                                             ===================


     3.   Principal Receivables / Investor Percentages
          --------------------------------------------
          (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly
               Period

                                                             $16,965,492,542.30
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1996-2
Page 3

          (b)  Invested Amount as of the last day of the preceding
               month (Adjusted Class A Invested Amount during
               Accumulation Period)
                                    Class A                     $600,000,000.00
                                    Class B                       54,300,000.00
                                    CIA Inv. Amt.                 68,700,000.00
                                                             -------------------
                                    Total                       $723,000,000.00

          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                    Class A                              3.537%
                                    Class B                              0.320%
                                    CIA Inv. Amt.                        0.405%
                                                             -------------------
                                    Total                                4.262%

          (d)  During the Amortization Period: The Invested
               Amount as of _______ (the last day of the
               Revolving Period)
                                    Class A                                  N/A
                                    Class B                                  N/A
                                    CIA Inv. Amt.                            N/A
                                                             -------------------
                                    Total                                    N/A

          (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                    Class A                                  N/A
                                    Class B                                  N/A
                                    CIA Inv. Amt.                            N/A
                                                             -------------------
                                    Total                                    N/A

     4.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)  35 - 64 days                                      312,272,525.64
          (b)  65 - 94 days                                      170,748,276.22
          (c)  95 - 124 days                                     142,430,236.99
          (d)  125 - 154 days                                    110,281,956.57
          (e)  155 - 184 days                                     91,316,462.22
          (f)  185 or more days                                   78,177,309.74
                                                             -------------------
                                    Total                        905,226,767.38
                                                             ===================
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                      Series 1996-2
Page 4

     5.   Monthly Investor Default Amount.
          --------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the
               Monthly Period allocable to the Invested
               Amount (the aggregate "Investor Default
               Amount")
                                    Class A                        2,462,846.61
                                    Class B                          222,887.62
                                    CIA Inv. Amt.                    281,995.94
                                                             -------------------
                                    Total                          2,967,730.17
                                                             ===================

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the CIA Invested Amount

                                    Class A                                0.00
                                    Class B                                0.00
                                    CIA Inv. Amt.                          0.00
                                                             -------------------
                                    Total                                  0.00
                                                             ===================

          (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                                0.00
                                    Class B                                0.00
                                    CIA Inv. Amt.                          0.00
                                                             -------------------
                                    Total                                  0.00
                                                             ===================

          (c)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                                     Class A                               0.00
                                     Class B                               0.00
                                     CIA Inv. Amt.                         0.00
                                                             -------------------
                                     Total                                 0.00
                                                             ===================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1996-2
Page 5


          (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                     Class A                               0.00
                                     Class B                               0.00
                                     CIA Inv. Amt.                         0.00
                                                             -------------------
                                     Total                                 0.00
                                                             ===================

     7.   Investor Servicing Fee.
          -----------------------

          (a)  The amount of the Investor Monthly Servicing Fee
               payable by the Trust to the Servicer for the
               Monthly Period
                                     Class A                         750,000.00
                                     Class B                          67,875.00
                                     CIA Inv. Amt.                    85,875.00
                                                             -------------------
                                     Total                           903,750.00
                                                             ===================

     8.   Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated CIA and Class B
          Principal Collections applied in respect of Interest
          Shortfalls, Investor Default Amounts or Investor
          Charge-Offs for the prior month.

                                     Class B                               0.00
                                     CIA Inv. Amt.                         0.00
                                                             -------------------
                                     Total                                 0.00
                                                             ===================

     9.   CIA Invested Amount
          -------------------

          (a)  The amount of the CIA Invested Amount as of the
               close of business on the related Distribution
               Date after giving effect to withdrawals,
               deposits and payments to be made in respect of
               the preceding month
                                                                  68,700,000.00

          (b)  The Required CIA Invested Amount as of the
               close of business on the related Distribution
               Date after giving effect to withdrawals,
               deposits and payments to be made in respect of
               the preceding month
                                                                  68,700,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1996-2
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     10.  The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                    Class A                          1.00000000
                                    Class B                          1.00000000
                                                             -------------------
                                    Total (weighted avg)             1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period             12.50%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                    7.69%






C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.   Accumulation Period
          -------------------

          (a)  Accumulation Period commencement date                   05/31/02

          (b)  Accumulation Period length (months)                            1

          (c)  Accumulation Period Factor                                 21.27

          (d)  Required Accumulation Factor Number                        11.00

          (e)  Controlled Accumulation Amount                    723,000,000.00

          (f)  Minumum Payment Rate (last 12 months)                      9.54%


     2.   Principal Funding Account
          -------------------------
     Beginning Balance                                                    $0.00
          Plus:Principal Collections for Related Monthly Period from
               Principal Account                                           0.00
          Plus:Interest on Principal Funding Account Balance for
               Related Monthly Period                                       N/A
          Less:Withdrawals to Finance Charge Account                        N/A
          Less:Withdrawals to Distribution Account                         0.00
                                                             -------------------
     Ending Balance                                                       $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1996-2
Page 7


     3.   Accumulation Shortfall
          ----------------------

               The Controlled Deposit Amount for the previous
               Monthly Period                                               N/A

          Less:The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                      N/A
                                                               ----------------
               Accumulation Shortfall                                       N/A
                                                               ================
               Aggregate Accumulation Shortfalls                            N/A
                                                               ================

     4.   Principal Funding Investment Shortfall
          --------------------------------------

               Covered Amount                                               N/A

          Less:Principal Funding Investment Proceeds                        N/A
                                                             -------------------
               Principal Funding Investment Shortfall                       N/A


D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.   Required Reserve Account Analysis

          (a)  Required Reserve Account Amount percentage
               (0.5% of Class A Invested Amount or other amount
               designated by Transferor)                                   0.00

          (b)  Required Reserve Account Amount ($)                         0.00

          (c)  Required Reserve Account Balance after e                    0.00
               any transfers on the Related Transfer Date

          (d)  Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer D                    0.00

     2.   Reserve Account Investment Proceeds
          -----------------------------------

          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer                    N/A

     3.   Withdrawals from the Reserve Account
          ------------------------------------

          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the Related Transfer
          Date (1(d) plus 2 above)                                          N/A

     4.   The Portfolio Adjusted Yield
          ----------------------------

          The Portfolio Adjusted Yield for the related Mthly Period       3.98%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                                FIRST USA BANK
                                as Servicer


                                By:  /s/ W. Todd Peterson
                                     -------------------------------------
                                     W. Todd Peterson
                                     Vice President